Exhibit 10.19.2

SECOND AMENDMENT TO MANAGEMENT SERVICES AGREEMENT

This Second Amendment to the Management Services Agreement dated February 5, 2015 by and between Tectonic Services, LLC as manager (“Manager”), Tectonic Advisors, LLC (“Advisors”), Sanders Morris Harris LLC (“Sanders Morris”), Miller-Green Financial Services LLC (“MG”) and HWG Insurance Agency LLC (“HWG”) is entered into by and among the Manager, Advisors, Sanders Morris, MG and HWG.

NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL PREMISES HEREIN AND OTHER GOOD AND VALUABLE CONSIDERATION, the Parties hereto hereby agree as follows:

1.	Section 2.1 of the Agreement shall be deleted in its entirety and replaced with the following Section 2.1

2.1           Management Fee. In consideration of the Services to be rendered by the Manager hereunder, Advisors, Sanders Morris, MG, and HWG shall pay the Manger a monthly management fee in the amount of $15,000, $4,000, $1,000 and $1,000, respectively, which fees shall be payable in advance and each such party shall be responsible for the payment of Out-of-Pocket Expenses (defined in Section 2.2).

2.	Notwithstanding anything to the contrary herein, the remaining terms, conditions and provisions of the Agreement shall remain in full force and effect, enforceable against each of the parties hereto in accordance with their terms.

This second amendment is effective as of October 1, 2017, as agreed by the following:

Tectonic Holdings, LLC

By:	Tectonic Services, LLC, its Manager
/s/ A. Haag Sherman
A. Haag Sherman, CEO

Tectonic Advisors, LLC

By:	Tectonic Services, LLC, its Manager
/s/ A. Haag Sherman
A. Haag Sherman, CEO

Sanders Morris Harris LLC

By:	Tectonic Services, LLC, its Manager
/s/ A. Haag Sherman
A. Haag Sherman, Vice President

Miller-Green Financial Services LLC

By:	Tectonic Services, LLC, its Manager
/s/ A. Haag Sherman
A. Haag Sherman, Vice President

HWG Insurance Agency, LLC

By:	Tectonic Services, LLC, its Manager
/s/ A. Haag Sherman
A. Haag Sherman, Vice President